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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                             Blaze Software, Inc.
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            (Exact name of Registrant as specified in its charter)

     California (before reincorporation) Delaware (after reincorporation)
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                   (State of incorporation or organization)

                                  77-0081248
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                            (IRS Employer I.D. No.)

               1310 Villa Street, Mountain View, CA  94041-1182
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                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-88687

Securities to be registered pursuant to Section 12(g) of the Act:

       Common Stock, no par (California) Common Stock $.0001 (Delaware)
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                               (Title of Class)
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Item 1.  Description of Registrant Securities to be Registered
         -----------------------------------------------------

         Incorporated by reference to pages 65 through 67 of the Preliminary Prospectus contained in the Registrant's Amendment No. 1 to the Registration Statement on Form S-1 filed on February 20, 2000 (the "S-1 Registration Statement").

Item 2.  Exhibits
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         The following exhibits are filed as a part of this registration statement:

         1.*    Specimen certificate for Registrant's Common Stock;

         2.**    Articles of Incorporation, as currently in effect;

         3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

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*    Incorporated by reference to Exhibit 4.2 to the S-1 Registration Statement.

**   Incorporated by reference to Exhibit 3.1(a) to the S-1 Registration
     Statement.

***  Incorporated by reference to Exhibit 3.1(b) to the S-1 Registration
     Statement.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  March 6, 2000            BLAZE SOFTWARE, INC.


                                By:  /s/ Thomas Kelly
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                                     Thomas Kelly
                                     Chief Executive Officer and President